Intercorporate Services Agreement

                                     between

                               Contran Corporation

                                       and

                             Kronos Worldwide, Inc.


                           Dated as of January 1, 2004





                                TABLE OF CONTENTS
                                                                           Page

ARTICLE I.  AMENDS AND SUPERSEDES PRIOR AGREEMENT............................1


ARTICLE II.  RETENTION OF CONTRAN............................................1

         Section 2.1.  Performance of Services...............................1
         Section 2.2.  Director Services Not Included........................2
         Section 2.3.  Outside Services......................................2
         Section 2.4.  Disclaimer, Limited Liability; Indemnification........2

ARTICLE III.  COMPENSATION...................................................3

         Section 3.1.  Compensation for Services.............................3
         Section 3.2.  Out-of-Pocket Costs...................................3

ARTICLE IV.  CONFIDENTIALITY.................................................3

         Section 4.1.  Confidentiality.......................................3

ARTICLE V.  MISCELLANEOUS....................................................4

         Section 5.1.  Maintenance and Inspection of Records.................4
         Section 5.2.  Notices...............................................4
         Section 5.3.  Term; Renewal.........................................4
         Section 5.4.  Independent Contractor................................4
         Section 5.5.  Force Majeure.........................................4
         Section 5.6.  Entire Agreement......................................5
         Section 5.7.  Amendments............................................5
         Section 5.8.  Severability..........................................5
         Section 5.9.  Counterparts..........................................5
         Section 5.10.  Successors and Assigns...............................5
         Section 5.11.  Governing Law........................................5
         Section 5.12.  Submission to Jurisdiction; Service; Waivers.........5
         Section 5.13.  No Third-Party Beneficiaries.........................6
         Section 5.14.  Titles and Headings..................................6





                        INTERCORPORATE SERVICES AGREEMENT

     This Intercorporate Services Agreement ("Agreement") is entered into effective as of January 1, 2004 (the "Effective Date"), between Contran Corporation, a Delaware corporation ("Contran"), and Kronos Worldwide, Inc., a Delaware corporation ("Kronos Worldwide")

                                    Recitals

     A........Kronos Worldwide is an indirectly held subsidiary of Contran.

     B........Kronos  Worldwide  has and  will  have  the  need  for  executive, management, financial, audit, accounting, tax, legal, insurance, risk management, treasury, aviation, human resources, technical, consulting, administrative and other services as required from time to time in the ordinary course of Kronos Worldwide's business (collectively, the "Services"), but has determined that it is not cost effective to obtain and separately maintain the infrastructure associated with the Services, particularly the costs associated with attracting and maintaining on its payroll on a full time basis a full complement of skilled employees.

     C........Contran  is able and  willing to provide  the  Services  to Kronos
          Worldwide, and Kronos Worldwide desires to engage Contran as an independent contractor to provide the Services in accordance with the terms set forth in this Agreement.

                                    Agreement

     For and in consideration of the mutual promises, representations and covenants contained in this Agreement, the parties agree as follows.

                                   ARTICLE I.
                      AMENDS AND SUPERSEDES PRIOR AGREEMENT

     This  Agreement   amends  and  supersedes  in  its  entirety  that  certain
Intercorporate Services Agreement effective as of November 6, 2003 by and between Contran and Kronos Worldwide.

                                   ARTICLE II.
                              RETENTION OF CONTRAN

         Section 2.1.  Performance of Services.

               (a) Kronos Worldwide hereby engages and retains Contran to perform the Services and Contran hereby accepts and agrees to provide such Services to Kronos Worldwide upon the terms and conditions set forth in this Agreement. All Services to be provided by Contran hereunder shall be performed at the request and under the direction of Kronos Worldwide, and Contran shall not have any power to act independently on behalf of Kronos Worldwide other than as specifically authorized under this Agreement or from time to time by Kronos Worldwide. Contran shall provide Services in connection with routine functions related to the ongoing ordinary course of Kronos Worldwide's business. The Services rendered in connection with the conduct of Kronos Worldwide's business will be on a scale compared to that existing on the effective date of this Agreement, adjusted for internal corporate growth or contraction, but not for major corporate acquisitions or divestitures, and that adjustments may be required to the terms of this Agreement in the event of such major corporate acquisitions, divestitures or special projects.

               (b) Contran shall determine the corporate facilities to be used in rendering the Services and the individuals who will render such Services.

               (c) Contran will use reasonable efforts to make the Services available with substantially the same degree of care as it employs in making similar services available for its own operations.

               (d) Those employees or agents of Contran who perform similar services for Contran or for other affiliates of Contran, or both, will perform the Services.

               (e) Nothing herein shall be deemed to restrict either party or its directors, officers, employees or agents from engaging in any business, or from contracting with other parties, including, without limitation, other affiliates of Contran, for similar or different services.

          Section 2.2. Director Services Not Included. The Services do not include any services that employees of Contran may provide to Kronos Worldwide in their roles as members of Kronos Worldwide's board of directors or any other activity related to such board of directors.

          Section 2.3. Outside Services. Kronos Worldwide will continue to bear all other costs required for outside services including, but not limited to, the outside services of attorneys, auditors, trustees, consultants, transfer agents and registrars, and it is expressly understood that Contran assumes no liability for any expenses or services other than those stated in this Article.

          Section 2.4. Disclaimer, Limited Liability; Indemnification.

               (a) Except as expressly provided elsewhere in this Agreement, Contran makes no express or implied representations, warranties or guarantees relating to the Services or the quality or results of the Services to be performed under this Agreement.

               (b) Contran, its directors, officers, employees, stockholders or agents shall not be liable to Kronos Worldwide or any third party, including any governmental agency, for any claims, demands, losses, liabilities, damages, costs or expenses, including attorneys' and expert witness fees, arising from or in connection with the Services, other than those arising from or in connection with the gross
          negligence  or  willful   misconduct  of  Contran  or  its  directors,
          officers, employees, stockholders or agents (collectively, "No Liability Claims").

               (c) Kronos Worldwide assumes all liability for, and agrees to defend, indemnify and hold Contran harmless from and against all No Liability Claims. Kronos Worldwide assumes all liability for, and agrees to defend, indemnify and hold Contran's directors, officers, employees, stockholders or agents harmless from, No Liability Claims to the same extent that Contran could assume such liability for, or defend, indemnify and hold harmless, such entity or person. Kronos Worldwide shall promptly advance expenses as incurred by Contran its directors, officers, employees, stockholders or agents in connection with Kronos Worldwide's obligations under this Section.

                                  ARTICLE III.
                                  COMPENSATION

         Section 3.1.  Compensation for Services.

               (a) Contran and Kronos Worldwide shall agree on the aggregate annual amount that Kronos Worldwide shall pay Contran for the Services for a particular year.

               (b) Kronos Worldwide shall pay to Contran one fourth of the annual amount in advance quarterly around the first business day of each quarter.

               (c) From time to time upon a change to the annual amount for a particular year, Contran or Kronos Worldwide, as applicable, shall promptly make appropriate payments to the other party to reflect such change.

               (d) All charges from Contran to Kronos Worldwide are intended to be equal to the actual cost of such expenses without premium or mark-up to Contran.

               Section 3.2. Out-of-Pocket Costs. In addition to the fee paid to Contran by Kronos Worldwide for the Services, Kronos Worldwide will promptly pay to Contran the amount of out-of-pocket costs incurred by Contran in rendering such Services.

                                   ARTICLE IV.
                                 CONFIDENTIALITY

               Section 4.1. Confidentiality. Each party shall hold and shall cause its directors, officers, employees, agents, consultants and advisors ("Representatives") to hold in strict confidence all information concerning the other party unless (i) such party is compelled to disclose such information by judicial or administrative process or, in the opinion of its counsel, by other requirements of law or (ii) such information can be shown to have been (A) in the public domain through no fault of such party or (B) lawfully acquired on a non-confidential basis from other sources. Notwithstanding the foregoing, such party may disclose such information to its Representatives so long as such persons are informed by such party of the confidential nature of such information and are directed by such party to treat such information confidentially. If such party or any of its Representatives becomes legally compelled to disclose any documents or information subject to this Section, such party will promptly notify the other party so that the other party may seek a protective order or other remedy or waive such party's compliance with this Section. If no such protective order or other remedy is obtained or waiver granted, such party will furnish only that portion of the information that it is advised by counsel is legally required and will exercise its reasonable efforts to obtain adequate assurance that confidential treatment will be accorded such information. Such party agrees to be responsible for any breach of this Section by it and its Representatives.

                                   ARTICLE V.
                                  MISCELLANEOUS

               Section 5.1. Maintenance and Inspection of Records. Contran shall keep accurate books, accounts and records regarding the Services as may be reasonably necessary for purposes of this Agreement. Kronos Worldwide shall be permitted to inspect such books, accounts and records at any reasonable time.

               Section 5.2. Notices. All notices and other communications hereunder shall be in writing, and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) or transmitted by facsimile to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

                If to Contran:              Contran Corporation.
                                            Three Lincoln Centre
                                            5430 LBJ Freeway, Suite 1700
                                            Dallas, Texas   75240-2697
                                            Attention:  General Counsel
                                            Phone:  972.450.4251
                                            Fax:  972.448.1445

                If to Kronos Worldwide:     Kronos Worldwide, Inc.
                                            Three Lincoln Centre
                                            5430 LBJ Freeway, Suite 1700
                                            Dallas, Texas   75240-2697
                                            Attention:  General Counsel
                                            Phone:  972.450.4251
                                            Fax:  972.448.1445

               Section 5.3. Term; Renewal. The initial term of this Agreement shall commence as of the Effective Date and end on December 31, 2004, but shall be automatically renewed on a quarter-to-quarter basis after the expiration of the initial term. Either party may terminate this Agreement by giving written notice of termination to the other party not less than thirty (30) days in advance of the first day of each successive quarter. In addition, in the event of a material default hereunder by a party, the non-defaulting party may terminate this Agreement upon thirty (30) days prior written notice if such default remains uncured and is continuing for twenty (20) days after receipt by the defaulting party of such written notice of intent to terminate. A final accounting and payment by one party to the other of all amounts payable hereunder shall be made pursuant to the terms hereof within thirty (30) days following such termination.

               Section  5.4.  Independent   Contractor.   Contran  shall  be  an
          independent contractor and not an employee of, or partner or joint venturer with, Kronos Worldwide.

               Section 5.5. Force Majeure. No party shall be in default of this Agreement or liable to the other party for any delay or default in performance where occasioned by any cause of any kind or extent beyond its control, including but not limited to, armed conflict or economic dislocation resulting therefrom; embargoes; shortages of labor, raw materials, production facilities or transportation; labor difficulties; civil disorders of any kind; action of any civil or military authorities (including, priorities and allocations); fires; floods and accidents. The dates on which the obligations of the party are to be fulfilled shall be extended for a period equal to the time lost by reason of any delay arising, directly or indirectly from:

               (a)  Any of the foregoing causes, or

               (b) Inability of a party, as a result of causes beyond its reasonable control, to obtain instruction or information from the other party in time to perform its obligations by such dates.

               Section 5.6. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties and if certifications, express or implied, shall exist as between the parties except as stated herein.

               Section 5.7. Amendments. No amendments, waivers or modifications hereof shall be made or deemed to have been made unless in writing, executed by the party to be bound thereby.

               Section 5.8. Severability. If any provision in this Agreement or the application of such provision to any person or circumstance shall be invalid, illegal or unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid, illegal or unenforceable shall not be affected thereby.

               Section 5.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

               Section 5.10. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other party hereto, and any attempt to assign any rights or obligations arising, under this Agreement without such consent shall be void. This Agreement shall be binding, upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               Section 5.11. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Texas.

               Section 5.12. Submission to Jurisdiction; Service; Waivers. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, EACH PARTY (A) IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN DALLAS COUNTY, TEXAS (B) AGREES THAT THE VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVE TO SUCH COURTS, AND (C) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PARTY, BY CERTIFIED OR REGISTERED MAIL AT THE ADDRESS SPECIFIED IN SECTION 5.2.

               Section 5.13. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

               Section 5.14. Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

               Executed as of the Effective Date.

                                      Contran Corporation




                                      By:
                                           Bobby D. O'Brien, Vice President

                                      Kronos Worldwide, Inc.




                                      By:
                                           Robert D. Graham, Vice President